UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2015

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 Redwood Shores Parkway, Suite 200

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 16, 2015 Coherus BioSciences, Inc. (the “Company”) received written feedback from the Food and Drug Administration (FDA) on its biologic enabling license (BLA) clinical development program for CHS-1701, its pegfilgrastim biosimilar candidate. Pursuant to the FDA feedback, the Company initiated a pivotal pharmacodynamics and pharmacokinetics study on the CHS-1701 development plan. An additional immunogenicity study is planned in healthy volunteers pursuant to this BLA and is projected to be concluded in 2015 to support submission of the 351(k) (biosimilar) license application for CHS-1701 in Q4 2015 or Q1 2016.

The foregoing is only a summary of the material terms of the written feedback from the FDA and does not purport to be a complete description of such feedback.

A copy of the press release announcing the finalization of the CHS-1701 BLA enabling clinical program is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 19, 2015	COHERUS BIOSCIENCES, INC.

		By:	/s/ Jean-Frédéric Viret
		Name:	Jean-Frédéric Viret
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 17, 2015